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                                                                    Exhibit 10.1

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                           2 Andrews Drive, 2nd Floor
                             West Paterson, NJ 07424


                                                                   July 31, 2002


Citibank, N.A.
The Citibank Private Bank
120 Broadway, 2nd Floor/Zn2
New York, NY 10271

Ladies and Gentlemen:

         Reference is made to the Amended and Restated Agreement, dated March 17, 2000, among Citibank, N.A., Interactive Systems Worldwide Inc. (formerly known as International Sports Wagering Inc.) ("ISWI"), and Global Interactive Gaming Ltd. (formerly known as Global Interactive Gaming AG) and Global Interactive Gaming, LLC (formerly known as Global Interactive Gaming, Inc.) (collectively "GIG") (the "Escrow Agreement").

         All terms used in this letter and not otherwise defined herein shall have the meanings ascribed to them in the Escrow Agreement.

         1. ISWI and GIG hereby notify you that the Escrow Agreement is hereby terminated effective immediately.

         2. Notwithstanding any provisions of the Escrow Agreement to the contrary, you are hereby authorized and directed to promptly take the following actions:

                  (i) Release to ISWI the amount of $1,300,000 by wire transfer to ISWI's account, which amount represents the payment to ISWI from the Escrow Account that is due on August 15, 2002.

                  (ii) Release the balance of the Escrow Account to GIG (representing all accrued interest, net of Escrow Agent's expenses through to termination of the Escrow Agreement and transfer of funds in the Escrow Account, and the balance of the principal) by wire transfer to the account of Global Interactive Gaming Ltd. at the Account No. set forth on Appendix 1 hereto.

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                                      PARTY A:

                                      Interactive Systems Worldwide Inc.



                                      By: /s/ Barry Mindes
                                         ---------------------------------------
                                      Name:  Barry Mindes
                                      Title: Chairman of the Board of Directors
                                      and Chief Executive Officer


                                      PARTY B:

                                      Global Interactive Gaming Ltd.


                                      By: /s/ Peter Sprogis
                                         ---------------------------------------
                                      Name:  Peter Sprogis
                                      Title:  Director


                                      Global Interactive Gaming LLC



                                      By: /s/ Peter Sprogis
                                         ---------------------------------------
                                      Name:  Peter Sprogis
                                      Title:  Director